SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  September 15, 1999
                                                  ------------------


                           GLENAYRE TECHNOLOGIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



Delaware                               0-15761                       98-0085742
--------                               -------                       ----------
(State or other jurisdiction         (Commission                  (IRS Employer
of incorporation)                   File Number)            Identification No.)



5935 Carnegie Boulevard, Charlotte, North Carolina                       28209
--------------------------------------------------------------------------------
    (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code   (704) 553-0038
                                                  ------------------------------

                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)



                                Page 1 of 7 Pages

ITEM 5.           OTHER EVENTS.

         The Registrant announced on September 15, 1999 that its previously announced corporate strategic and organizational restructuring and manufacturing consolidation plan (the "Plan") would result in an approximate $11 million to $13 million charge to earnings during the third quarter of 1999. The Registrant's News Release dated September 15, 1999 is filed herewith as Exhibit
99.1 to this Report and the Registrant's News Release dated September 7, 1999 which describes the Plan, is filed herewith as Exhibit 99.2 to this Report.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

       (c)  Exhibits

                99.1      Registrant's News Release dated September 15, 1999.

                99.2      Registrant's News Release dated September 7, 1999.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     GLENAYRE TECHNOLOGIES, INC.



                                                     By   s/Billy C. Layton
                                                       -------------------------
                                                              Billy C. Layton
                                                              Vice President


Dated:  September 20, 1999



                                Page 2 of 7 Pages

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS

                                    FORM 8-K
                                 CURRENT REPORT


Date of Report                                            Commission File Number
September 15, 1999                                                       0-15761


                           GLENAYRE TECHNOLOGIES, INC.

                                  EXHIBIT INDEX


Exhibit No.                         Exhibit Description
-----------                         -------------------

  99.1        Glenayre Technologies, Inc. News Release dated September 15, 1999

  99.2        Glenayre Technologies, Inc. News Release dated September 7, 1999




                                Page 3 of 7 Pages